UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 22, 2005

ANTARES PHARMA, INC.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-20945	41-1350192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 Eagleview Boulevard, Suite 414, Exton, PA	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 458-6200

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 22, 2005, Antares Pharma, Inc. issued a press release announcing its intention to host a conference call for investors and analysts on Friday, February 25, 2005 at 8:30 a.m. EST to provide an update on progress made under Antares’ development agreement with Eli Lilly and Company. A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated February 22, 2005*

*	Such press release being “furnished” and not “filed.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2005	By	/s/ Lawrence M. Christian
Lawrence M. Christian
	Its	Chief Financial Officer